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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 2015 in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Catabasis Pharmaceuticals, Inc. dated June 2, 2015.

/s/ Ernst & Young LLP
Boston, Massachusetts June 2, 2015

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm